UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

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MONMOUTH REAL ESTATE INVESTMENT CORPORATION
(Name of Registrant as Specified in Its Charter)

LAND & BUILDINGS CAPITAL GROWTH FUND, LP LAND & BUILDINGS GP LP L&B OPPORTUNITY FUND, LLC LAND & BUILDINGS INVESTMENT MANAGEMENT, LLC JONATHAN LITT MICHELLE APPLEBAUM MARK A. FILLER GREGORY F. HUGHES
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY COPY SUBJECT TO COMPLETION
DATED MARCH 2, 2021

ANNUAL MEETING OF SHAREHOLDERS
OF
Monmouth Real Estate Investment Corporation
_________________________

PROXY STATEMENT
OF
Land & buildings capital growth fund, lp
_________________________

PLEASE VOTE ON THE ENCLOSED GOLD PROXY CARD TODAY

Land & Buildings Capital Growth Fund, LP (“L&B Capital”), L&B Opportunity Fund, LLC (“L&B Opportunity”), Land & Buildings GP LP (“L&B GP”), Land & Buildings Investment Management, LLC (“L&B Management”) and Jonathan Litt (collectively, “Land & Buildings” or “we”) are investors in Monmouth Real Estate Investment Corporation, a Maryland corporation (“Monmouth” or the “Company”), that beneficially own in the aggregate 689,530 shares of common stock, par value $0.01 per share (the “Common Stock”), of the Company. We believe that the Company’s shares are deeply undervalued relative to its robust portfolio of industrial warehouse properties and the extremely favorable market environment within in which it operates. Although the Company publicly announced a decision to explore strategic alternatives in January 2021, in our view the Company’s current directors, who bear responsibility for the persistent underperformance of the Company, are not the right people to objectively evaluate the range of strategic opportunities available to the Company and chart a new path forward for Monmouth. We believe that change on the Company’s Board of Directors (the “Board”) is necessary to help unlock value for shareholders.

We have nominated four exceptionally qualified director candidates who have the deep real estate and capital markets experience needed to help properly evaluate the best ways to maximize value for all Monmouth shareholders. We are seeking your support at the Annual Meeting of Shareholders scheduled to be held on ___________, 2021 at _______, Eastern Time, at ________________ (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”), for the following:

1.	To elect Land & Buildings’ director nominees, Michelle Applebaum, Mark A. Filler, Gregory F. Hughes and Jonathan Litt (the “Nominees”), to the Board as Class III directors, each to hold office until the Company’s 2024 annual meeting of shareholders and until his or her successor is duly elected and qualifies;
2.	To ratify the appointment of PKF O’Connor Davies, LLP as the Company’s registered public accounting firm for the fiscal year ending September 30, 2021;
3.	To vote on an advisory resolution to approve the compensation of the Company’s executive officers for the fiscal year ended September 30, 2020 as described in the Company’s proxy statement;
4.	To approve Land & Buildings’ non-binding business proposal to request that the Board take all necessary steps in its power to declassify the Board so that all directors are elected on an annual basis commencing at the next annual meeting of shareholders after the Annual Meeting (the “Board Declassification Proposal”); and

5.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponements thereof.

According to the Company’s proxy statement, there are four Class III director seats up for election at the Annual Meeting. This Proxy Statement is soliciting proxies to elect only our Nominees. Accordingly, the enclosed GOLD proxy card may only be voted for our Nominees and does not confer voting power with respect to any of the Company’s director nominees. The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement. Your vote to elect our Nominees will have the legal effect of replacing four incumbent directors with our Nominees. If elected, our Nominees will constitute a minority on the Board and there can be no guarantee that our Nominees will be able to implement the actions that they believe are necessary to unlock shareholder value at Monmouth. However, we believe the election of our Nominees is an important step in the right direction for reversing the Company’s historical underperformance and charting a new path forward for Monmouth.

The Company has set the close of business on ___________, 2021 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). Shareholders of record at the close of business on the Record Date will be entitled to cast one vote for as many individuals as there are directors to be elected at the Annual Meeting and to cast one vote on each other matter presented at the Annual Meeting for each share of Common Stock owned as of the Record Date. According to the Company, as of the Record Date, there were ___________ shares of Common Stock outstanding and entitled to vote at the Annual Meeting. The mailing address of the principal executive offices of the Company is Bell Works, 101 Crawfords Corner Road, Suite 1405, Holmdel, New Jersey 07733.

As of the date hereof, Land & Buildings and the other Participants (as defined below) collectively own an aggregate of 689,530 shares of Common Stock (the “Land & Buildings Group Shares”). The Participants intend to vote the Land & Buildings Group Shares “FOR ALL” the Nominees, FOR the ratification of PKF O’Connor Davies, LLP as the independent registered public accounting firm for the fiscal year ending September 30, 2021, [FOR/AGAINST/ABSTAIN on] the non-binding advisory resolution on the compensation of the Company’s named executive officers, and FOR the non-binding proposal to request that the Board declassify the Board, as described herein. While we currently intend to vote all of the Land & Buildings Group Shares “FOR ALL” the Nominees, we reserve the right to vote some or all of the Land & Buildings Group Shares for some or all of the Company’s director nominees, as we see fit, in order to achieve a Board composition that we believe is in the best interest of all shareholders. We would only intend to vote some or all of the Land & Buildings Group Shares for some or all of the Company’s director nominees in the event it were to become apparent to us, based on the projected voting results at such time, that less than all of our Nominees would be elected at the Annual Meeting and that by voting the Land & Buildings Group Shares we could help elect Monmouth nominees that we believe are the most qualified to serve as directors and thus help achieve a Board composition that we believe is in the best interest of all shareholders. Shareholders should understand, however, that all shares of Common Stock represented by the enclosed GOLD proxy card will be voted at the Annual Meeting as marked.

We urge you to carefully consider the information contained in this Proxy Statement and then support our efforts by voting via the Internet or telephone by following the instructions on the enclosed GOLD proxy card. Your vote is important, and due to ongoing delays in the postal system, we are encouraging shareholders to submit their proxies electronically if possible. Alternatively, if you do not have access to the Internet or a touch-tone telephone, please sign, date and return the enclosed GOLD proxy card by mail in the postage-paid envelope today. This Proxy Statement and the enclosed GOLD proxy card are first being mailed to shareholders on or about ___________, 2021.

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THIS SOLICITATION IS BEING MADE BY LAND & BUILDINGS AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY.

LAND & BUILDINGS URGES YOU TO VOTE “FOR ALL” THE NOMINEES VIA THE INTERNET OR TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED GOLD PROXY CARD TODAY. IF YOU DO NOT HAVE ACCESS TO THE INTERNET OR A TOUCH-TONE TELEPHONE, PLEASE SIGN, DATE AND RETURN THE GOLD PROXY CARD VOTING “FOR ALL” THE NOMINEES.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT VIA THE INTERNET OR TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED GOLD PROXY CARD, OR IF YOU DO NOT HAVE ACCESS TO THE INTERNET OR A TOUCH-TONE TELEPHONE, BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT WILL BE COUNTED. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting—
This Proxy Statement and our GOLD proxy card are available at

_______________________.com

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IMPORTANT

Your vote is important, no matter how many or few shares of Common Stock you own. Land & Buildings urges you to vote FOR ALL of the Nominees and in accordance with Land & Buildings’ recommendations on the other proposals on the agenda for the Annual Meeting via the Internet or telephone by following the instructions on the enclosed GOLD proxy card today. If you do not have access to the Internet or a touch-tone telephone, please sign, date and return the enclosed GOLD proxy card today.

•	If your shares of Common Stock are registered in your own name, please follow the instructions on the enclosed GOLD proxy card to vote via the Internet or telephone today. If you do not have access to the Internet or a touch-tone telephone, please sign and date the enclosed GOLD proxy card and return it to Land & Buildings, c/o Innisfree M&A Incorporated (“Innisfree”), in the enclosed postage-paid envelope today.
•	If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a GOLD voting instruction form, are being forwarded to you by your broker or bank. As a beneficial owner, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions.
•	Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed proxy card or voting instruction form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form.

Due to ongoing delays in the postal system, we are encouraging shareholders to submit their proxies electronically (by Internet or by telephone) if possible.

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company. Even if you return the management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us. Remember, you can vote for our Nominees only on our GOLD proxy card. So please make certain that the latest dated proxy card you return is the GOLD proxy card.

If you have any questions, require assistance in voting your GOLD proxy card,

or need additional copies of Land & Buildings’ proxy materials,

please contact Innisfree at the phone numbers listed below.

Innisfree M&A Incorporated

501 Madison Avenue, 20th floor

New York, New York 10022

Shareholders may call toll free: (877) 456-3507

Banks and Brokers may call collect: (212) 750-5833

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Background to the Solicitation

The following is a chronology of material events leading up to this proxy solicitation.

•	In December 2020, Land & Buildings began building an investment position in Monmouth based on its belief that the Company’s shares were deeply undervalued.
•	On December 21, 2020, Blackwells Capital LLC (“Blackwells”) publicly announced its submission to the Company of an offer to purchase the Company for $18.00 per share in cash on December 18, 2020.
•	On December 21, 2020, the Company publicly confirmed its receipt of the Blackwells offer, as well as an earlier offer by Blackwells to purchase the Company for $16.75 per share in cash that was submitted to the Company on December 1, 2020. The Company stated that the Board unanimously determined the original Blackwells offer was not in the best interests of the Company.
•	On December 29, 2020, Land & Buildings privately submitted its notice nominating the Nominees and submitting the Board Declassification Proposal for consideration by the Company’s shareholders at the Annual Meeting.
•	On December 31, 2020, the Company announced that, as of the deadline for the receipt of such notices, it had received notice from Land & Buildings of the nomination of the Nominees and the submission of the Board Declassification Proposal, and notice from Blackwells of its nomination of four candidates for election to the Board and the submission of six non-binding proposals for consideration by the Company’s shareholders at the Annual Meeting.
•	On January 4, 2021, Jonathan Litt and Craig Melcher spoke with Michael Landy, the Company’s Chief Executive Officer, and Kevin Miller, the Company’s Chief Financial Officer. On the call, Mr. Landy and Mr. Miller failed to collaboratively engage with Land & Buildings on matters including Board structure and refreshment, non-core investments, balance sheet strategy or the Blackwells offer and referred us to SEC filings and transcripts. Troublingly, Mr. Landy noted that the Company’s staggered Board has “served us well over time”, despite the Company’s substantial underperformance relative to its peers.
•	On January 14, 2021 the Company publicly announced the Board’s decision to explore strategic alternatives to maximize shareholder value, including a potential sale or merger of the Company. Notably, the Company did not announce the formation of a Special Committee of the Board to lead the strategic alternatives process. The Company also announced that the Board unanimously determined the second Blackwells offer was not in the best interests of the Company.
•	On January 26, 2021 Land & Buildings issued a public letter to the Company’s shareholders. In the letter, Land & Buildings expressed serious concerns regarding the Company’s strategic review process, and stated that in order for the process to have a legitimate chance of achieving a successful outcome, it should be led by a Special Committee of the Board comprised of truly independent directors, including the Nominees.
•	On February 4, 2021, the Company issued a press release announcing the results for the first quarter ended December 31, 2020 and a supplemental information package in connection with its earnings conference call for the first quarter ended December 31, 2020. Land & Buildings noted that the Company had unrealized losses on its non-core securities portfolio of $107 million as of December 31, 2020.
•	As of March 2, 2021, despite attempts by Land & Buildings, the Company had not meaningfully engaged with Land & Buildings regarding the appointment of the Nominees to the Board and to a Special Committee of the Board to lead the strategic review process.
•	On March 2, 2021, Land & Buildings filed a preliminary proxy statement.

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REASONS FOR THE SOLICITATION

Land & Buildings invested in Monmouth because we believe the Company’s shares are deeply undervalued relative to its robust portfolio of industrial warehouse properties and the extremely favorable market environment in which it operates. Our belief was, and remains, that improved oversight – in the form of new independent directors – would help unlock significant value for shareholders. Such refreshment would also revitalize the Company’s leadership and help address the poor corporate governance policies that are key contributors to Monmouth’s underperformance. That is why we decided to nominate four exceptionally qualified director candidates to the Board.

This contest is a referendum on the Company's historical underperformance and whether the directors in place today are best equipped to reverse this trend and chart the path forward for Monmouth – including whether they are the right individuals to objectively evaluate the range of strategic opportunities available to maximize value for all Monmouth stockholders. We believe the answer is a resounding NO.

Unfortunately, the Board rebuffed our efforts at constructive dialogue and has elected to run what we believe will likely be a flawed strategic alternatives process overseen by the same entrenched and conflicted leadership that bears responsibility for the persistent underperformance of the Company relative to its peers.

We Do Not Believe Monmouth’s Current Board Can Effectively Evaluate Strategic Alternatives

In the midst of preparing our nominations, we learned of the offer by Blackwells to acquire the Company for $18.00 per share in cash, which amount was up from $16.75 in its original bid. In the interest of avoiding a two-way public proxy contest and helping all shareholders realize the true value of their investment in Monmouth, we submitted our nominations privately and urged the Board to immediately establish a Special Committee – including our Nominees – to conduct a thorough strategic review process to evaluate the all strategic alternatives, including the Blackwells offer, and the best path forward for the Company. Critically, such a process would be unencumbered by the personal and professional conflicts present on the incumbent Board. Now more than ever shareholders need an objective Board to determine which course of action will maximize value.

Given the relatively straightforward nature of the Company’s assets, with 55% of Monmouth’s revenue derived from assets leased to FedEx Corporation,1 we believe a full and fair sales process should generate significant interest in the Company’s industrial warehouse assets, and should take no more than 30 to 60 days to arrive at an outcome. We would interpret any delay beyond the 60 days as an indication that this process is merely a smoke screen being used by an entrenched Board and management to remain in control beyond the vote for new directors at the Annual Meeting.

We are Concerned by Monmouth’s Historical Underperformance

Monmouth has consistently and persistently underperformed its industrial REIT peers over the trailing 10-, 5-, 3- and 1-year periods by 135%, 67%, 123% and 8%, respectively. Troublingly, the Board has not held the management accountable for capital allocation errors that have led to substantially inferior earnings growth. Monmouth’s FFO per share growth has trailed its industrial peers by 69%, 22%, 24% and 18% over the trailing 10-, 5-, 3- and 1-year periods. 2

1 Source: Supplemental Information on Form 8-K for the quarter ended December 31, 2020.

2 Peer group comprised of members of the Bloomberg REIT Industrial/Warehouse Index: Americold Realty Trust (NYSE: COLD), Duke Realty Corporation (NYSE: DRE), EastGroup Properties, Inc. (NYSE: EGP), First Industrial Realty Trust, Inc. (NYSE: FR), Innovative Industrial Properties, Inc. (NYSE: IIPR), Industrial Logistics Properties Trust (Nasdaq: ILPT), Prologis, Inc. (NYSE: PLD), Plymouth Industrial REIT, Inc. (NYSE: PLYM), PS Business Parks, Inc. (NYSE: PSB), Rexford Industrial Realty, Inc. (NYSE: REXR), STAG Industrial, Inc. (NYSE: STAG) and Terreno Realty Corporation (NYSE: TRNO). Total shareholder returns reported through December 1, 2020, the unaffected share price before the initial Blackwells offer. FFO growth sourced from Bloomberg based on actual results reported by the respective peer companies or, where actual results have not yet been reported, 2020 consensus FFO estimates as of March 2, 2021.

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A clear example of poor capital allocation is the Company’s investments in other REITs in troubled businesses far from the Company’s core business. The Company incurred $127 million of losses on Monmouth’s stakes in public securities of real estate companies, including regional mall owners CBL & Associates Properties, Inc. (formerly NYSE: CBL) and Pennsylvania Real Estate Investment Trust (NYSE: PEI), where the Company has lost 98% and 93%, respectively, on their investments as of September 30, 2020.3

Monmouth’s Total Shareholder Returns Have Significantly Underperformed Industrial Peers

Total Shareholder Returns	Trailing 10 Years	Trailing 5 Years	Trailing 3 Years	Trailing 1 Year
Monmouth Real Estate Investment Corporation	215%	79%	-5%	1%
Industrial REITs	350%	146%	118%	9%

MNR Underperformance vs. Industrial REITs	-135%	-67%	-123%	-8%

Monmouth’s FFO Growth Has Significantly Trailed Industrial Peers

FFO Growth	Trailing 10 Years	Trailing 5 Years	Trailing 3 Years	Trailing 1 Year
Monmouth Real Estate Investment Corporation	27%	33%	1%	-8%
Industrial REITs	96%	55%	25%	10%

MNR Underperformance vs. Industrial REITs	-69%	-22%	-24%	-18%

We are Concerned by Monmouth’s Abysmal Corporate Governance

Monmouth’s corporate governance is a relic of the past, increasing the likelihood that directors’ allegiances lay with management rather than the best interest of all shareholders. Consider the following:

•	Glass Lewis and/or ISS recommending to withhold support on at least one MNR director in each of the past 5 years due to various governance concerns;
•	ISS Quality Score of 9 on a scale of 1 to 10, with 10 indicating the highest governance risk;

3 Source: Annual Report on Form 10-K for the year ended September 30, 2020 as full disclosure not available for quarter ended December 31, 2020.

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•	The Company maintains a staggered Board;
•	Three Landy immediate family members serve as directors and occupy the roles of Chairman, President and Chief Executive Officer;
•	Additional MNR directors either serving as a director alongside the Landys at UMH Properties Inc., a related company in which the Landy family has separate interests or having received brokerage commissions from UMH;
•	The average director tenure of 17 years far exceeds good corporate governance practices; and
•	Eight of 13 directors have a tenure of more than a dozen years, including one director with a 50+ year tenure and two additional directors with 30+ year tenures.

Land & Buildings’ Nominees Would Bring Much-Needed Change to the Board

It is time for Monmouth’s Board to be refreshed and to begin the process of the Company reversing consistent and persistent underperformance. Land & Buildings’ director candidates for election to the Board at the Annual Meeting have the deep real estate and capital markets experience needed to help properly evaluate the best ways to maximize value for all Monmouth stockholders. Our highly-qualified nominees to the Board at the Annual Meeting are as follows:

•	Gregory F. Hughes, who brings significant experience in public and private real estate markets, including as Chief Operating Officer and Chief Financial Officer of SL Green Realty Corp. (NYSE: SLG) and Chief Financial Officer of Fortress Investment Group LLC.

•	Mark A. Filler, who has extensive executive experience in the real estate industry including as Chief Executive Officer of Prospect Mortgage Company and Apex National Real Estate LLC, and as Co-Founder of Prism Financial. While at Prospect, the Company originated approximately $10 billion annually and had a servicing portfolio in excess of $15 billion.

•	Michelle Applebaum, who previously served as a director of Northwest Pipe Company (NASDAQ: NWPX) and whose deep capital markets expertise includes building one of the first “independent” equity research and corporate advisory boutiques and repeated top ratings from Institutional Investor Magazine.

•	Jonathan Litt, an advocate of shareholder rights with decades of experience investing in the REIT industry and extensive expertise in developing strategies to maximize long-term shareholder value in the sector – both as an investor and as a public company director.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company currently has a classified Board, which is divided into three classes. There are four Class III director seats up for election at the Annual Meeting. Your vote to elect our Nominees will have the legal effect of replacing four incumbent directors with the Nominees. If elected, our Nominees will constitute a minority on the Board and there can be no guarantee that our Nominees will be able to implement the actions that they believe are necessary to unlock shareholder value at Monmouth. There is no assurance that any incumbent director will serve as a director if our Nominees are elected to the Board. You should refer to the Company's proxy statement for the names, background, qualifications and other information concerning the Company's nominees.

THE Land & Buildings NOMINEES

Set forth below are the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five years of each of the Nominees. This information has been furnished to us by the Nominees. The nominations were made in a timely manner and in compliance with the applicable provisions of the Company’s governing instruments. The specific experience, qualifications, attributes and skills that led us to conclude that the Nominees should serve as directors of the Company are set forth above in the section entitled “Reasons for the Solicitation” and below.

Michelle Applebaum, age 63, has served as Senior Adviser at Ziba Capital Management, a hedge-fund, since May 2020, and as President of Corp Research Inc., a consulting firm focusing mainly on private steel companies and private equity clients, since she founded the company in November 2016. Previously, Ms. Applebaum served as a Senior Advisor to Republic Partners, a middle-market investment bank focusing on clients in the industrial and logistics sectors, from September 2016 until October 2018. Prior to that, Ms. Applebaum built one of the first “independent” equity research and corporate advisory boutiques, Michelle Applebaum Research Inc. (“MARI”), and also published an industry newsletter and did industry consulting under the dba, Steel Market Intelligence (“SMI”), serving as Managing Partner, President and CEO of MARI/SMI from 2003 until November 2016. Prior to establishing MARI/SMI, she was an equity analyst and Managing Director with Salomon Brothers (later Citigroup) and became ranked number one in steel equity analysis in 1988 and retained that standing for most of the remainder of her career with the firm. Ms. Applebaum also was a part of the Management Oversight Committee for the firm’s top-rated equity research division, and sat on the Credit Committee for all steel business and on the firm’s Diversity Committee. Ms. Applebaum’s steel equity research has won many accolades and awards, including repeated top ratings from Institutional Investor Magazine and Greenwich Research Associates. Previously, Ms. Applebaum served as a director of Northwest Pipe Company (NASDAQ: NWPX), the largest manufacturer of engineered steel pipe water systems in North America, from September 2014 to June 2020. Ms. Applebaum was also previously employed by Lake Forest College as Adjunct Faculty from 2010 until 2014 and became trustee of the college in 2015. She has also been a frequent contributor to Bloomberg, WSJ, CNBC, Washington Post and other financial news outlets. Ms. Applebaum has been a National Association of Corporate Directors Board Leadership Fellow, has been profiled in Boardroom Insider magazine and is a frequent speaker at conferences regarding shareholder engagement, disclosure and other matters relevant to public companies. Ms. Applebaum holds a Bachelor of Arts degree in Economics from Northwestern University and an MBA in finance/accounting from the Kellogg School of Management at Northwestern University.

Land & Buildings believes that Ms. Applebaum’s 30+ years’ experience and expertise working in capital markets and advising CEOs, as well as her significant leadership experience working at a senior level in a large multinational company, makes her well-qualified to serve on the Board.

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Mark A. Filler, age 60, currently serves as Chief Executive Officer of Apex National Real Estate LLC, a real estate company that buys, rehabs, and sells small residential properties, since he founded the company in June 2017. Previously, Mr. Filler served as Managing Director at Guaranteed Rate Inc., a residential mortgage company, from October 2019 to November 2020, as a consultant to Towne Mortgage Company, a residential mortgage company, from June 2018 to October 2019, and as Chief Executive Officer of Jordan Capital Finance, LLC (f/k/a Hilco Real Estate Finance, LLC), a lender to residential rehab investors, from when he founded the company in 2012 until its sale to a portfolio company of The Blackstone Group in January 2017, and he served as its President from January 2017 to February 2017. Prior to that, Mr. Filler served as President and Chief Executive Officer of Prospect Mortgage Company, a retail mortgage company, from when he founded the company in 2006 to 2012, as Executive Vice President, Mergers and Acquisitions at American Home Mortgage Corp. (formerly NYSE: AHM), a retail mortgage lender, from 2002 to 2006, as Co-Founder of Oasis Legal Finance, LLC, a legal funding company, from 2002 to 2003, and as Co-Founder, Chief Executive Officer and President of Prism Financial Corporation (formerly NASDAQ: PRFN), a financial services company, from 1994 to 2001, including through its initial public offering and its sale to Royal Bank of Canada. Mr. Filler served on the boards of directors of Towne Mortgage Company from June 2018 to October 2019, Prospect Mortgage Company from 2006 to 2012, and Prism Financial Corporation, a financial services company, from 1994 to 2001. Mr. Filler received a Bachelor of Arts in Political Science from the University of Michigan and a Juris Doctorate from Harvard Law School.

Land & Buildings believes Mr. Filler’s extensive executive experience in the real estate industry and his prior board service would make him a valuable addition to the Board.

Gregory F. Hughes, age 57, has served as Principal of Roscommon Capital Limited Partnership, a financial advisory and investment firm, since he founded it in 2011. Previously, Mr. Hughes served as an instructor at the NYU Schack Institute of Real Estate, a school for continuing education, during 2013. Prior to that, Mr. Hughes served as Chief Operating Officer of SL Green Realty Corp (NYSE: SLG), a real estate investment trust, from 2007 to 2010, and as its Chief Financial Officer from 2004 to 2010, as Chief Credit Officer of Gramercy Property Trust Inc. (formerly NYSE: GPT) (“GPT”), a global investor and asset manager of commercial real estate, from 2004 to 2008, and as Chief Financial Officer and Managing Director of the private equity real estate group at JP Morgan Partners, a private equity division of JPMorgan Chase & Co. (NYSE: JPM), from 2002 to 2003. Earlier in his career, Mr. Hughes served as Partner and Chief Financial Officer of Fortress Investment Group LLC, an investment and asset management firm, from 1999 to 2002, and as Chief Financial Officer of Wellsford Residential Property Trust (formerly NYSE: WRP) and Wellsford Real Properties, Inc. (formerly AMEX: WRP), a real estate merchant banking firm, from 1992 to 1999. Mr. Hughes served on the board of trustees of Gramercy Property Trust, a real estate investment trust, from December 2015 to October 2018. Mr. Hughes served on the boards of directors of New York REIT, Inc. (formerly NYSE: NYRT), a real estate investment trust, from October 2016 to January 2017, and GPT, from December 2012 to December 2015, prior to its merger with Chambers Street Properties (formerly NYSE: CSG) when it became Gramercy Property Trust. Mr. Hughes received a Bachelor of Science in Accounting from the University of Maryland. Mr. Hughes is a Certified Public Accountant.

Land & Buildings believes Mr. Hughes’ deep expertise in real estate investment and accounting, and his public board experience, well qualify him to serve on the Board.

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Jonathan Litt, age 57, is the Founder and Chief Investment Officer of L&B Management, a registered investment advisor specializing in publicly traded real estate and real estate related securities, which he founded in 2008. Prior to founding L&B Management, Mr. Litt was Managing Director and Senior Global Real Estate Analyst at Citigroup, where he was responsible for Global Property Investment Strategy, coordinating a 44-person team of research analysts located across 16 countries. Mr. Litt previously served on the Board of Directors of Taubman Centers, Inc. (NYSE: TCO), an S&P MidCap 400 Real Estate Investment Trust engaged in the ownership, management and/or leasing of regional, super-regional and outlet shopping centers in the U.S. and Asia, from May 2018 to May 2019. He has served as a director of the Children with Dyslexia Scholarship Fund since 1998 and Land & Buildings Offshore Fund, Ltd. since 2008. Mr. Litt previously served as a director of Mack-Cali Realty Corporation (NYSE: CLI), a leading owner, manager, and developer of office and class A residential real estate throughout the Northeast, from March 2014 to August 2016. Mr. Litt holds a Bachelor of Arts degree in Economics from Columbia University and a Master of Finance degree from New York University's Stern School of Business.

Land & Buildings believes that Mr. Litt is well-qualified to serve as a director of the Company given his extensive experience as a director, his lengthy history in the real estate investment industry, and his expertise gained as Founder and Chief Investment Officer of L&B Management.

Each Nominee is a citizen of the United States of America.

The principal business address of Ms. Applebaum is 1525 Lake Cook Road, #312, Deerfield, Illinois 60015. The principal business address of Mr. Filler is 226 Prospect Ave., Highland Park, Illinois 60035. The principal business address of Mr. Hughes is 2000 South Ocean Blvd., #504, Delray Beach, Florida 33483. The principal business address of Mr. Litt is c/o Land & Buildings Investment Management, LLC, 1 Landmark Square, 11th Floor, Stamford, Connecticut 06901.

As of the date hereof, Mr. Litt does not directly own any securities of the Company and has not entered into any transactions in securities of the Company during the past two years. Mr. Litt, as the Managing Principal of L&B Management, which is the investment manager of L&B Capital and L&B Opportunity, and is the investment advisor of certain accounts managed by L&B Management (the “Managed Accounts”), may be deemed to beneficially own the (i) 178,668 shares of Common Stock beneficially owned directly by L&B Capital, (ii) 30,113 shares of Common Stock beneficially owned directly by L&B Opportunity and (iii) 480,749 shares of Common Stock held in the Managed Accounts. For information regarding transactions in securities of the Company during the past two years by L&B Capital, L&B Opportunity and L&B Management through the Managed Accounts, please see Schedule I.

As of the date hereof, none of the Nominees other than Mr. Litt beneficially owns any securities of the Company and no such Nominee has entered into any transactions in the securities of the Company during the past two years. Each Nominee may be deemed to be a member of a “group” with the other Participants for the purposes of Section 13(d)(3) of the Exchange Act, and such group may be deemed to beneficially own the 689,530 shares of Common Stock beneficially owned in the aggregate by all of the Participants. Each Nominee disclaims beneficial ownership of the shares of Common Stock that he or she does not directly own.

Land & Buildings believes that each Nominee presently is, and if elected as a director of the Company, each Nominee would qualify as, an “independent director” within the meaning of (i) applicable New York Stock Exchange (“NYSE”) listing standards applicable to board composition, including NYSE Listed Company Manual Section 303.A, and (ii) Section 301 of the Sarbanes-Oxley Act of 2002. Notwithstanding the foregoing, Land & Buildings acknowledges that no director of a NYSE listed company qualifies as “independent” under the NYSE listing standards unless the board of directors affirmatively determines that such director is independent under such standards. Accordingly, Land & Buildings acknowledges that if any Nominee is elected, the determination of the Nominee’s independence under the NYSE listing standards ultimately rests with the judgment and discretion of the Board. No Nominee is a member of the Company’s compensation, nominating or audit committee that is not independent under any such committee’s applicable independence standards.

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L&B Management entered into a letter agreement with each of the Nominees other than Mr. Litt, pursuant to which it has agreed to indemnify such Nominees against claims arising from the solicitation of proxies from the Company’s shareholders in connection with the Annual Meeting and any related transactions. For the avoidance of doubt, such indemnification does not apply to any claims made against a Nominee in his or her capacity as a director of the Company, if so elected.

Other than as stated herein, and except for compensation received by Mr. Litt as an employee of Land & Buildings, there are no arrangements or understandings between members of Land & Buildings and any of the Nominees or any other person or persons pursuant to which the nomination of the Nominees described herein is to be made, other than the consent by each of the Nominees to be named in this Proxy Statement and to serve as a director of the Company if elected as such at the Annual Meeting. None of the Nominees is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceedings.

We do not expect that the Nominees will be unable to stand for election, but, in the event any Nominee is unable to serve or for good cause will not serve, the shares of Common Stock represented by the enclosed GOLD proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Bylaws and applicable law. In addition, we reserve the right to nominate substitute person(s) if the Company makes or announces any changes to the Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, we would identify and properly nominate such substitute nominee(s) in accordance with the Bylaws and shares of Common Stock represented by the enclosed GOLD proxy card will be voted for such substitute nominee(s). We reserve the right to nominate additional person(s), to the extent this is not prohibited under the Bylaws and applicable law, if the Company increases the size of the Board above its existing size or increases the number of directors whose terms expire at the Annual Meeting. Additional nominations made pursuant to the preceding sentence are without prejudice to the position of Land & Buildings that any attempt to increase the size of the current Board or to reconstitute or reconfigure the classes on which the current directors serve, constitutes an unlawful manipulation of the Company’s corporate machinery.

While we currently intend to vote all of the Land & Buildings Group Shares “FOR ALL” our Nominees, we reserve the right to vote some or all of the Land & Buildings Group Shares for some or all of the Company’s director nominees, as we see fit, in order to achieve a Board composition that we believe is in the best interest of all shareholders. We would only intend to vote some or all of the Land & Buildings Group Shares for some or all of the Company’s director nominees in the event it were to become apparent to us, based on the projected voting results at such time, that less than all of our Nominees would be elected at the Annual Meeting and that by voting the Land & Buildings Group Shares we could help elect Monmouth nominees that we believe are the most qualified to serve as directors and thus help achieve a Board composition that we believe is in the best interest of all shareholders. Shareholders should understand, however, that all shares of Common Stock represented by the enclosed GOLD proxy card will be voted at the Annual Meeting as marked.

WE STRONGLY URGE YOU TO VOTE “FOR ALL” THE NOMINEES USING THE ENCLOSED GOLD PROXY CARD.

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PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2021

As discussed in further detail in the Company’s proxy statement, the Company has proposed that the shareholders ratify the Audit Committee’s appointment of PKF O’Connor Davies, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2021. Additional information regarding this proposal is contained in the Company’s proxy statement.

WE MAKE NO RECOMMENATION WITH RESPECT TO THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

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PROPOSAL NO. 3

ADVISORY VOTE ON NAMED EXECUTIVE OFFICERS’ COMPENSATION

As discussed in further detail in the Company’s proxy statement, the Company is providing shareholders with the opportunity to cast a non-binding, advisory vote on the compensation that was paid to the Company’s Named Executive Officers in fiscal 2019 as described in the “Compensation Discussion and Analysis” set forth in the Company’s proxy statement, including the compensation tables and the narrative disclosures that accompany those tables. Accordingly, the Company is asking shareholders to vote for the following resolution:

“RESOLVED, that the shareholders approve, on an advisory basis, the compensation of the Corporation’s Named Executive Officers, as set forth in the Company’s proxy statement.”

As discussed in the Company’s proxy statement, the results of this advisory vote are not binding on the Compensation Committee of the Board, the Company or the Board, but the Board values input from our shareholders and will consider carefully the results of this vote when making future decisions concerning executive compensation.

[WE MAKE NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL AND INTEND TO VOTE OUR SHARES [“FOR”/”AGAINST”/“ASBSTAIN” ON] THIS PROPOSAL.]

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PROPOSAL NO. 4

ADVISORY VOTE ON THE DECLASSIFICATION OF THE BOARD

On December 29, 2020, Land & Buildings submitted a non-binding business proposal to the Company for approval by shareholders at the Annual Meeting to request the Board to take all necessary steps in its power to declassify the Board so that all directors are elected on an annual basis commencing at the next annual meeting of shareholders after the Annual Meeting.

Currently, the Board is divided into three classes, with directors serving staggered three-year terms. Land & Buildings believes that the election of directors is the most powerful way that shareholders can influence the strategic direction of a public company, and the annual election of all directors is critical to maintaining director and management accountability to shareholders and to good corporate governance in line with generally accepted best practices. Land & Buildings is submitting the Board Declassification Proposal because it believes that the classification of the Board is not in the best interests of the Company and its shareholders, and that the annual election of directors would serve to increase director and management accountability and improve overall corporate governance at the Company, which will in turn help incentivize the creation and protection of shareholder value at the Company. Accordingly, we are asking shareholders to vote in favor of the following resolution:

“RESOLVED, that the shareholders of Monmouth Real Estate Investment Corporation (the “Company”) request that the Board of Directors of the Company (the “Board”) take all necessary steps in its power to declassify the Board so that all directors are elected on an annual basis commencing at the next annual meeting of shareholders. Such declassification shall be completed in a manner that does not affect the unexpired terms of the previously elected directors.”

This proposal is non-binding on the Company. If shareholders vote to approve this proposal at the Annual Meeting, however, we would expect the Company to seriously consider the views of its shareholders in determining whether to implement this proposal.

WE RECOMMEND YOU VOTE “FOR” this PROPOSAL using the enclosed gold proxy card.

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VOTING AND PROXY PROCEDURES

Shareholders are entitled to one vote for each share of Common Stock held of record on the Record Date with respect to each matter to be acted on at Annual Meeting. Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Shareholders who sell their shares of Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares of Common Stock. Shareholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares of Common Stock after the Record Date. Based on publicly available information, Land & Buildings believes that the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the Common Stock.

Shares of Common Stock represented by properly executed GOLD proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR ALL the Nominees, FOR the ratification of PKF O’Connor Davies, LLP as the Company’s registered public accounting firm for the fiscal year ending September 30, 2021, [FOR/AGAINST/ABSTAIN] on the approval of the non-binding advisory resolution on the compensation of the Company’s executive officers for the fiscal year ended September 30, 2020, and FOR the non-binding proposal to request that the Board declassify the Board, as described herein, and in the discretion of the persons named as proxies on all other matters as may properly come before the Annual Meeting, as described herein.

According to the Company’s proxy statement for the Annual Meeting, the current Board intends to nominate four candidates for election as directors at the Annual Meeting. This Proxy Statement is soliciting proxies to elect only our Nominees. Accordingly, the enclosed GOLD proxy card may only be voted for our Nominees and does not confer voting power with respect to the Company’s nominees.

QUORUM; BROKER NON-VOTES; DISCRETIONARY VOTING

A quorum is the minimum number of shares of Common Stock that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at the meeting. For the Annual Meeting, shareholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting, present in person or by proxy, shall constitute a quorum.

Abstentions and broker “non-votes” will be counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” results when a bank, broker or other nominee who holds shares for another person has not received voting instructions from the owner of the shares and, under the applicable rules, does not have discretionary authority to vote on a matter.

If you are a stockholder of record, you must vote by Internet or vote by telephone, deliver your vote by mail, or attend the Annual Meeting in person and vote in order to be counted in the determination of a quorum.

If your shares of Common Stock are held in the name of your broker, a bank or other nominee, that party will give you instructions for voting your shares. If you do not give instructions to your bank or brokerage firm, it will not be allowed to vote your shares of Common Stock with respect to any of the proposals to be presented at the Annual Meeting. In the absence of voting instructions, shares of Common Stock subject to such so-called broker non-votes will not be counted as voted on those proposals and so will have no effect on the vote. Accordingly, we encourage you to vote promptly, even if you plan to attend the Annual Meeting.

16

VOTES REQUIRED FOR APPROVAL

Election of Directors ─ The Company has adopted a plurality vote standard for director elections. The four directors receiving the highest number of affirmative votes will be elected as directors of the Company. “Withhold” votes and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the election of the Nominees.

Ratification of Appointment of Independent Registered Public Accounting Firm ─ According to the Company’s proxy statement, a majority of the votes cast in person or by proxy at the Annual Meeting, assuming a quorum is present, is required to ratify the appointment of PKF O’Connor Davies, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2021. Abstentions and broker non-votes are not considered votes cast, and will have no effect on the vote for this proposal.

Advisory Resolution to Approve Executive Compensation ─ According to the Company’s proxy statement, the affirmative vote of a majority of the votes cast on this proposal at the Annual Meeting will be required to approve the advisory resolution on executive compensation. Abstentions and broker non-votes are not considered votes cast, and will have no effect on the vote for this proposal.

Non-Binding Proposal to Declassify the Board ─ Although the vote is non-binding, assuming that a quorum is present, the affirmative vote of a majority of the votes cast on this proposal at the Annual Meeting will be required to approve the Board Declassification Proposal. Abstentions and broker non-votes are not considered votes cast, and will have no effect on the vote for this proposal.

Under applicable Maryland law, none of the holders of Common Stock is entitled to appraisal rights in connection with any matter to be acted on at the Annual Meeting. If you sign and submit your GOLD proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with Land & Buildings’ recommendations specified herein and in accordance with the discretion of the persons named on the GOLD proxy card with respect to any other matters that may be voted upon at the Annual Meeting.

REVOCATION OF PROXIES

You may change your vote or revoke your proxy at any time prior to its exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy), by voting again by telephone or through the Internet, by delivering a written notice of revocation, or by signing and delivering a subsequently dated proxy which is properly completed. A written notice of revocation may be delivered either to Land & Buildings in care of Innisfree at the address set forth on the back cover of this Proxy Statement or to the Company at Bell Works, 101 Crawfords Corner Road, Suite 1405, Holmdel, New Jersey 07733 or any other address provided by the Company. Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to Land & Buildings in care of Innisfree at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding shares of Common Stock. Additionally, Innisfree may use this information to contact shareholders who have revoked their proxies in order to solicit later dated proxies for the election of the Nominees.

IF YOU WISH TO VOTE FOR ALL OF THE NOMINEES, PLEASE FOLLOW THE INSTRUCTIONS TO VOTE BY INTERNET OR BY TELEPHONE ON THE ENCLOSED GOLD PROXY CARD. ALTERNATIVELY, IF YOU DO NOT HAVE ACCESS TO THE INTERNET OR A TOUCH-TONE TELEPHONE, PLEASE SIGN, DATE AND RETURN THE ENCLOSED GOLD PROXY CARD TODAY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

17

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by Land & Buildings. Proxies may be solicited by mail, facsimile, telephone, telegraph, electronic mail, in person and by advertisements. Solicitations may also be made by certain of the respective directors, officers, members and employees of Land & Buildings, none of whom will, except as described elsewhere in this Proxy Statement, receive additional compensation for such solicitation. The Nominees may make solicitations of proxies but, except as described herein, will not receive compensation for acting as director nominees.

Members of Land & Buildings have entered into an agreement with Innisfree for solicitation and advisory services in connection with this solicitation, for which Innisfree will receive a fee not to exceed $_______, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Innisfree will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Land & Buildings has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Common Stock they hold of record. Land & Buildings will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that Innisfree will employ approximately ___ persons to solicit shareholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by Land & Buildings. Land & Buildings estimates that through the date hereof its expenses in furtherance of, or in connection with, this solicitation are approximately $_____. Costs of this solicitation of proxies are currently estimated to be up to $_______ (including, but not limited to, fees for attorneys, solicitors and other advisors, and other costs incidental to the solicitation). The actual amount could be higher or lower depending on the facts and circumstances arising in connection with the solicitation. Land & Buildings intends to seek reimbursement from the Company of all expenses it incurs in connection with this solicitation. Land & Buildings does not intend to submit the question of such reimbursement to a vote of security holders of the Company.

ADDITIONAL PARTICIPANT INFORMATION

The participants in the solicitation are anticipated to be L&B Capital, a Delaware limited partnership, L&B Opportunity, a Delaware limited liability company, L&B GP, a Delaware limited partnership, L&B Management, a Delaware limited liability company, Mr. Litt and the other Nominees (each, a “Participant” and collectively, the “Participants”).

The address of the principal office of L&B Capital, L&B Opportunity, L&B GP, L&B Management and Mr. Litt is 1 Landmark Square, 7th Floor, Stamford, Connecticut 06901.

The principal business of each of L&B Capital and L&B Opportunity is serving as a private investment fund. The principal business of L&B GP is serving as the general partner of L&B Capital. The principal business of L&B Management is serving as the investment manager of each of L&B Capital and L&B Opportunity and as the investment advisor of the Managed Accounts. The principal occupation of Mr. Litt is serving as the Managing Principal of L&B Management.

As of the date hereof, L&B Capital directly owns 178,668 shares of Common Stock. As of the date hereof, L&B Opportunity directly owns 30,113 shares of Common Stock. As of the date hereof, 480,749 shares of Common Stock were held in the Managed Accounts. L&B GP, as the general partner of L&B Capital, may be deemed the beneficial owner of an aggregate of 178,668 shares of Common Stock owned by L&B Capital. L&B Management, as the investment manager of each of L&B Capital and L&B Opportunity, and as the investment advisor of the Managed Accounts, may be deemed the beneficial owner of an aggregate of 689,530 shares of Common Stock owned by L&B Capital and L&B Opportunity and held in the Managed Accounts. Mr. Litt, as the managing principal of L&B Management, which is the investment manager of each of L&B Capital and L&B Opportunity, and the investment advisor of the Managed Accounts, may be deemed the beneficial owner of an aggregate of 689,530 shares of Common Stock owned by L&B Capital and L&B Opportunity and held in the Managed Accounts.

18

The shares of Common Stock owned directly by L&B Capital and L&B Opportunity and held in the Managed Accounts were purchased with working capital (which may, at any given time, include margin loans made by brokerage firms in the ordinary course of business).

For information regarding purchases and sales of securities of the Company during the past two years by each of the Participants, see Schedule I.

As disclosed elsewhere herein, each Participant may be deemed to be a member of a “group” with the other Participants for the purposes of Section 13(d)(3) of the Exchange Act, and such group may be deemed to beneficially own the 689,530 shares of Common Stock beneficially owned in the aggregate by all of the Participants. Each Participant disclaims beneficial ownership of the shares of Common Stock that he, she or it does not directly own.

L&B Management, as the investment manager of L&B Capital and L&B Opportunity and the investment advisor of the Managed Accounts, is entitled to receive certain management fees and performance-related fees with respect to the shares of Common Stock owned by each of L&B Capital and L&B Opportunity and held in the Managed Accounts. Mr. Litt, as the Managing Principal of L&B Management, is entitled to receive certain management fees and performance-related fees paid to L&B Management with respect to the shares of Common Stock owned by each of L&B Capital and L&B Opportunity and held in the Managed Accounts.

Except as otherwise set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant directly or indirectly beneficially owns any securities of the Company; (iii) no Participant owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant or any of his, her or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant or any of his, her or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no Participant has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting; (xii) no Participant holds any positions or offices with the Company; (xiii) no Participant has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer; and (xiv) no companies or organizations, with which any of the Participants has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company. There are no material proceedings to which any Participant or any of his, her or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. With respect to each of the Participants, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past 10 years.

19

CERTAIN OTHER MATTERS

Land & Buildings is unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which Land & Buildings is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed GOLD proxy card will vote on such matters in their discretion.

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of the document to you if you contact our proxy solicitor, Innisfree, at the following address or phone number: 501 Madison Avenue, 20th Floor, New York, New York 10022 or call toll free at (877) 456-3507. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact our proxy solicitor at the above address or phone number.

The information concerning the Company and the proposals in the Company’s proxy statement contained in this Proxy Statement has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to the books and records of the Company, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements. All information relating to any person other than the Participants is given only to the knowledge of Land & Buildings.

This Proxy Statement is dated ___________, 2021. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than such date, and the mailing of this Proxy Statement to shareholders shall not create any implication to the contrary.

SHAREHOLDER PROPOSALS

According to the Company’s proxy statement, shareholders interested in presenting a proposal for inclusion in the Company’s proxy statement for the 2022 annual meeting of shareholders may do so by following the procedures in Rule 14a-8 under the Exchange Act. To be eligible for inclusion in the Company’s proxy statement, shareholder proposals must be received at the Company’s principal executive offices by ___________.

According to the Company’s proxy statement, nominations of individuals for election to the Board and the proposal of other business to be considered by shareholders at the Company’s 2022 annual meeting of shareholders, but not included in the Company’s proxy statement, may be made by a person who is a shareholder of record at the time of giving notice and at the time of the Meeting, who delivers notice along with the additional information and materials required by the Company’s current Bylaws to the Company’s Secretary at the Company’s principal executive offices not earlier than ___________ and not later than ___________. However, in the event that the 2022 annual meeting of shareholders is advanced more than 30 days or delayed by more than 60 days from the first anniversary of the date of the Annual Meeting, notice by the shareholder to be timely must be received no earlier than the 120th day prior to the date of the mailing of the notice for such annual meeting and not later than the close of business on the later of the 90th day prior to the date of the mailing of the notice for such annual meeting or the 10th day following the day on which public announcement of the date of the mailing of the notice of such meeting is first made.

20

The information set forth above regarding the procedures for submitting shareholder proposals for consideration at the 2022 annual meeting of shareholders is based on information contained in the Company’s proxy statement. The incorporation of this information in this proxy statement should not be construed as an admission by Land & Buildings that such procedures are legal, valid or binding.

ADDITIONAL INFORMATION

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING BASED ON RELIANCE ON RULE 14A-5(C). THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS, INFORMATION CONCERNING EXECUTIVE COMPENSATION, SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE OF THE COMPANY’S DIRECTORS, RELATED PERSON TRANSACTIONS AND GENERAL INFORMATION CONCERNING THE COMPANY’S ADMINISTRATION AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

LAND & BUILDINGS CAPITAL GROWTH FUND, LP

Dated: ___________, 2021

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SCHEDULE I

TRANSACTIONS IN SECURITIES OF the Company
DURING THE PAST TWO YEARS

Nature of the Transaction	Amount of Securities Purchased/(Sold)	Date of Purchase/Sale

LAND & BUILDINGS CAPITAL GROWTH FUND, LP

Purchase of Common Stock	4,050	12/14/2020
Purchase of Common Stock	11,080	12/14/2020
Purchase of Common Stock	43,179	12/15/2020
Purchase of Common Stock	24,057	12/16/2020
Purchase of Common Stock	8,474	12/17/2020
Purchase of Common Stock	31,508	12/18/2020
Short Sale of Common Stock	(35,917)	12/21/2020
Purchase of Common Stock	46,152	12/23/2020
Purchase of Common Stock	18,348	12/24/2020
Sale of Common Stock	(8,180)	12/31/2020

LAND & BUILDINGS REAL ESTATE OPPORTUNITY FUND, LP 4

Purchase of Common Stock	5,471	12/14/2020
Purchase of Common Stock	14,968	12/14/2020
Short Sale of Common Stock	(5,986)	12/21/2020
Short Sale of Common Stock	(14,453)	12/21/2020

L&B OPPORTUNITY FUND, LLC

Purchase of Common Stock	626	12/14/2020
Purchase of Common Stock	1,713	12/14/2020
Purchase of Common Stock	6,675	12/15/2020
Purchase of Common Stock	3,719	12/16/2020
Purchase of Common Stock	1,310	12/17/2020
Purchase of Common Stock	4,870	12/18/2020
Short Sale of Common Stock	(5,550)	12/21/2020
Purchase of Common Stock	7,098	12/23/2020
Purchase of Common Stock	2,822	12/24/2020
Purchase of Common Stock	1,280	12/31/2020

LAND & BUILDINGS INVESTMENT MANAGEMENT, LLC

(Through the Managed Accounts)

Purchase of Common Stock	10,418	12/14/2020
Purchase of Common Stock	28,504	12/14/2020
Purchase of Common Stock	111,083	12/15/2020
Purchase of Common Stock	61,889	12/16/2020
Purchase of Common Stock	21,801	12/17/2020
Purchase of Common Stock	81,054	12/18/2020
Short Sale of Common Stock	(92,365)	12/21/2020
Purchase of Common Stock	118,780	12/23/2020
Purchase of Common Stock	47,220	12/24/2020

4 Position held was subsequently netted on December 31, 2020, in connection with the wind down of the entity.

I-1

SCHEDULE II

The following table is reprinted from the Company’s proxy statement filed with the Securities and Exchange Commission on _________, 2021.

II-1

IMPORTANT

Tell your Board what you think! Your vote is important. No matter how many shares of Common Stock you own, please give Land & Buildings your proxy “FOR ALL” the Nominees and in accordance with Land & Buildings’ recommendations on the other proposals on the agenda for the Annual Meeting by using one of the following methods to vote:

●	Voting via the INTERNET by following the easy instructions included on the enclosed GOLD proxy card;
●	Voting by TELEPHONE by following the easy instructions included on the enclosed GOLD proxy card; or
●	SIGNING, DATING AND MAILING the enclosed GOLD proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

Due to ongoing delays in the postal system, we are encouraging shareholders to submit their proxies electronically (by Internet or by telephone) if possible.

If any of your shares of Common Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares of Common Stock and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed GOLD voting instruction form.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Innisfree at the address or phone number set forth below.

If you have any questions, require assistance in voting your GOLD proxy card,

or need additional copies of Land & Buildings’ proxy materials,

please contact Innisfree at the phone numbers listed below.

Innisfree M&A Incorporated

501 Madison Avenue, 20th floor

New York, New York 10022

Shareholders may call toll free: (877) 456-3507

Banks and Brokers may call collect: (212) 750-5833

GOLD PROXY CARD

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED MARCH 2, 2021

Monmouth Real Estate Investment Corporation

2021 ANNUAL MEETING OF Shareholders

THIS PROXY IS SOLICITED ON BEHALF OF land & buildings capital growth fund, lp, and the other participants in its solicitation

THE BOARD OF DIRECTORS OF Monmouth Real Estate Investment Corporation
IS NOT SOLICITING THIS PROXY

P     R     O     X     Y

The undersigned appoints Jonathan Litt, Craig Melcher, _________ and _________, and each of them, attorneys and agents with full power of substitution to vote all shares of common stock, par value $0.01 (the “Common Stock”), of Monmouth Real Estate Investment Corporation (the “Company”), which the undersigned would be entitled to vote if personally present at the 2021 Annual Meeting of Shareholders of the Company scheduled to be held on _________ at ________, Eastern Time, at ________________ (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Land & Buildings Capital Growth Fund, LP (“Land & Buildings”), a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR ALL” NOMINEES IN PROPOSAL 1, “FOR” PROPOSAL 2, [“FOR”/”AGAINST”/”ASBSTAIN” ON] PROPOSAL 3, AND “FOR” PROPOSAL 4.

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with Land & Buildings’ solicitation of proxies for the Annual Meeting.

IMPORTANT: PLEASE VOTE VIA THE INTERNET, TELEPHONE OR BY SIGNING, DATING AND MAILING THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

GOLD PROXY CARD

[X] Please mark vote as in this example

LAND & BUILDINGS STRONGLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR ALL” THE NOMINEES LISTED BELOW IN PROPOSAL 1 AND “FOR” PROPOSAL 4. LAND & BUILDINGS [MAKES NO RECOMMENDATION] WITH RESPECT TO PROPOSAL 2 AND PROPOSAL 3.

1.	To elect Land & Buildings’ director nominees, Michelle Applebaum, Mark A. Filler, Gregory F. Hughes and Jonathan Litt, to the Board as Class III directors, each to hold office until the Company’s 2024 annual meeting of shareholders and until his or her successor is duly elected and qualifies.

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
Nominees: Michelle Applebaum Mark A. Filler Gregory F. Hughes Jonathan Litt	☐	☐	☐ __________________ __________________ __________________

Land & Buildings does not expect that any of its nominees will be unable to stand for election, but, in the event any such nominee is unable to serve or for good cause will not serve, the shares of Common Stock represented by this proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Company’s organizational documents and applicable law. In addition, Land & Buildings has reserved the right to nominate substitute person(s) if the Company makes or announces any changes to its organizational documents or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any nominee, to the extent this is not prohibited under the Company’s organizational documents and applicable law. In any such case, we would identify and properly nominate such substitute nominee(s) in accordance with the Company’s organizational documents and shares of Common Stock represented by this proxy card will be voted for such substitute nominee(s).

Land & Buildings intends to use this proxy to vote “FOR ALL” Nominees, which includes Ms. Applebaum and Messrs. Filler, Hughes and Litt. There is no assurance that any of the candidates who have been nominated by the Company will serve as directors if any of our Nominees are elected.

NOTE: If you do not wish for your shares to be voted “FOR” a particular Nominee, mark the “FOR ALL EXCEPT” box above and write the name(s) of the Nominee(s) you do not support on the line below. Your shares of Common Stock will be voted for the remaining Nominee(s).

2.	To ratify the appointment of PKF O’Connor Davies, LLP as the Company’s registered public accounting firm for the fiscal year ending September 30, 2021.
☐ FOR	☐ AGAINST	☐ ABSTAIN

GOLD PROXY CARD

3.	To vote on an advisory resolution to approve the compensation of the Company’s executive officers for the fiscal year ended September 30, 2020 as described in the Company’s proxy statement.
☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	To approve Land & Buildings’ non-binding business proposal to request that the Board take all necessary steps in its power to declassify the Board so that all directors are elected on an annual basis commencing at the next annual meeting of shareholders after the Annual Meeting.
☐ FOR	☐ AGAINST	☐ ABSTAIN

DATED: ____________________________

____________________________________
(Signature)

____________________________________
(Signature, if held jointly)

____________________________________
(Title)

Please sign exactly as your name(s) appear(s) on stock certificates or on the label affixed hereto. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners must each sign personally. ALL HOLDERS MUST SIGN. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer and give full title as such.